Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 Of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Robert Lane, Chief Financial Officer of Emerge Energy Services GP LLC, as general partner of Emerge Energy Services LP (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1) The Partnership’s Quarterly Report on Form 10-Q for the period ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: June 19, 2013	/s/ Robert Lane
	Name:	Robert Lane
	Title:	Chief Financial Officer